Other investments	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Other investments

21. Other investments

	Investments designated as measured at FVTOCI	Investments measured at FVTPL	2018	2017
	£m	£m	£m	£m
At 1 January	869	49	918	985
Exchange adjustments	48	4	52	(64)
Additions	363	9	372	80
Net fair value movements through Other comprehensive income	118	0	118	11
Net fair value movements through profit or loss	0	16	16	—
Impairment losses	0	0	0	(30)
Disposals and settlements	(89)	(6)	(95)	(64)
Transfers to Assets held for sale	(59)	0	(59)	—

At 31 December	1,250	72	1,322	918

Other investments comprise non-current equity investments which are recorded at fair value at each balance sheet date. For investments traded in an active market, the fair value is determined by reference to the relevant stock exchange quoted bid price. For other investments, the fair value is estimated by management with reference to relevant available information, including the current market value of similar instruments and discounted cash flows of the underlying net assets. Other investments include listed investments of £656 million (2017 – £535 million).

GSK has elected to designate the majority of its equity investments as measured at fair value through other comprehensive income (FVTOCI). The most significant of these investments held at 31 December 2018 were in Theravance Biopharma, Inc. in which the Group holds 17.4% of the common stock, Orchard in which the group holds 14.5% and 23andMe in which the Group holds 14.5%. These investments had a fair value at 31 December 2018 of £194 million (2017 – £199 million), £154 million and £229 million respectively. No other investment is individually material. The other investments include equity stakes in companies with which GSK has research collaborations and in companies which provide access to biotechnology developments of potential interest. Information on dividends received from investments measured at FVTOCI is provided in Note 7 ‘Other operating income/(expense)’.

On disposal of equity investments measured at FVTOCI, the accumulated fair value movements are reclassified from the fair value reserve to retained earnings. Investments with a fair value of £148 million were disposed of during the year. The cumulative gain on these investments after tax was £56 million.

Certain other investments, such as investments in funds with limited lives, are measured at fair value through profit or loss (FVTPL). The cumulative gain/loss on investments measured at FVTPL which were disposed of during the year was £nil. The fair value of these investments on derecognition was £nil.

In 2017, prior to the Group’s implementation of IFRS 9, the cumulative fair value movements, based on average cost for shares acquired at different times, for all other investments disposed of during the period were reclassified from the fair value reserve to the income statement.

The impairment losses recorded above for the prior year were recognised in the income statement within Other operating income, together with amounts reclassified from the fair value reserve on recognition of the impairments. These impairments resulted from prolonged or significant declines in the fair value of the equity investments below acquisition cost.

The carrying value at 31 December 2017 of Other investments which had been impaired was as follows:

2017 £m
Original cost	475
Cumulative impairments recognised in the income statement	(283)
Subsequent fair value increases	210

Carrying value at 31 December 2017	402

Cumulative impairments on those Other investments designated as measured at FVTOCI under IFRS 9 were transferred from retained earnings to the fair value reserve on 1 January 2018 on adoption of IFRS 9.